UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 15, 2007

JCM Partners, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-32653	94-3364323
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2151 Salvio Street, Suite 325, Concord, California		94520
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	925-676-1966

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03 Material Modifications to Rights of Security Holders.

(a) At a special meeting of the Members of the Company held November 15, 2007 (the "Special Meeting"), the Members of the Company approved and adopted amendments to the Certificates of Designations of each of the Company’s Class 1, 2 and 3 Units (the "Amendments") that:

● Provide that the Class 1 and 2 Units (i) may not be converted into Class 3 Units after December 31, 2007, (ii) will not have any voting rights, except the right to vote on a merger, consolidation or dissolution of the Company or any amendment to the Certificate of Designations for the Class 1 or 2 Units, as applicable, (iii) will have their mandatory distributions increased by 1/4 of one cent per Unit per year and (iv) will have a priority in any repurchase program of the Company then in effect; and

● Grant the Company a right in January 2008 to call for redemption Class 1, 2 and 3 Units at a price of $3.67 per Unit in order to reduce the number of record holders of Class 1 and 2 Units (taken together) and Class 3 Units to 295 each.

The Amendments became effective on November 15, 2007 pursuant to the Company’s Second Amended and Restated Operating Agreement upon their execution by the Company’s Chief Executive Officer.

As a result of the Amendments, the Class 1 and 2 Units (taken together) became a separate legal class from the Company’s Class 3 Units. When the number of record holders of the Class 1 and 2 Units (taken together) and Class 3 Units each are reduced to below 300, the Company intends to terminate its reporting obligations under the Securities Exchange Act of 1934, as amended, as soon as practicable.

Item 8.01 Other Events.

At the Special Meeting, over 89% of the Company’s outstanding Class 1, 2 and 3 Units (collectively, the "Units") and Series B Preferred Units ("Preferred Units") were voted at the meeting (with over 61%, 87% and 91% of the Company’s outstanding Class 1, 2 and 3 Units, respectively, voting at the meeting) and our Members voted as follows:

1. To approve changes to the Company’s (a) Amended and Restated Certificate of Designations of Class 1 Units and (b) Certificate of Designations of Class 3 Units in order to effect a going private transaction by doing the following, as further described in the Company’s October 5, 2007 Proxy Statement (the "Proxy Statement") as filed with the Securities and Exchange Commission:

Proposal Total Votes For Total Votes Against Abstentions
(1A) Modifying the conversion rights of the Class 1 Units
● Voting by all Units and Preferred Units 77,060,270 1,251,256 121,382
● Voting by the Class 1 as a separate class 2,624,719 103,905 16,381
● Voting by the Class 3 as a separate class 47,768,973 550,810 34,072
(1B) Modifying the voting rights of the Class 1 Units
● Voting by all Units and Preferred Units 77,060,270 1,251,256 121,382
● Voting by the Class 1 as a separate class 2,624,719 103,905 16,381
● Voting by the Class 3 as a separate class 47,768,973 550,810 34,072
(1C) Increasing the amount of the mandatory monthly distribution of the Class 1 Units
● Voting by all Units and Preferred Units 76,944,329 1,367,197 121,382
● Voting by the Class 1 as a separate class 2,624,719 103,905 16,381
● Voting by the Class 3 as a separate class 47,655,823 663,960 34,072
(1D) Providing for a priority of the Class 1 Units with the Class 2 Units under any repurchase program of the Company
● Voting by all Units and Preferred Units 76,944,329 1,367,197 121,382
● Voting by the Class 1 as a separate class 2,624,719 103,905 16,381
● Voting by the Class 3 as a separate class 47,655,823 663,960 34,072
(1E) Providing the Company the right to call the Class 1 Units of certain holders at a price of $3.67 per Unit
● Voting by all Units and Preferred Units 76,993,124 1,252,130 187,654
● Voting by the Class 1 as a separate class 2,624,719 103,905 16,381
● Voting by the Class 3 as a separate class 47,702,166 551,345 100,344

2. To approve changes to the Company’s (a) Amended and Restated Certificate of Designations of Class 2 Units and (b) Certificate of Designations of Class 3 Units in order to effect a going private transaction by doing the following, as further described in the Company’s Proxy Statement:

Proposal Total Votes For Total Votes Against Abstentions
(2A) Modifying the conversion rights of the Class 2 Units
● Voting by all Units and Preferred Units 76,942,199 1,385,708 105,001
● Voting by the Class 1 as a separate class 19,411,647 762,972 70,929
● Voting by the Class 3 as a separate class 47,768,973 550,810 34,072
(2B) Modifying the voting rights of the Class 2 Units
● Voting by all Units and Preferred Units 76,942,199 1,385,708 105,001
● Voting by the Class 2 as a separate class 19,411,647 762,972 70,929
● Voting by the Class 3 as a separate class 47,768,973 550,810 34,072
(2C) Increasing the amount of the mandatory monthly distribution of the Class 2 Units
● Voting by all Units and Preferred Units 76,960,945 1,366,962 105,001
● Voting by the Class 2 as a separate class 19,548,015 626,604 70,929
● Voting by the Class 3 as a separate class 47,655,823 663,960 34,072
(2D) Providing for a priority of the Class 2 Units with the Class 1 Units under any repurchase program of the Company
● Voting by all Units and Preferred Units 76,960,945 1,366,962 105,001
● Voting by the Class 2 as a separate class 19,548,015 626,604 70,929
● Voting by the Class 3 as a separate class 47,655,823 663,960 34,072
(2E) Providing the Company the right to call the Class 2 Units of certain holders at a price of $3.67 per Unit
● Voting by all Units and Preferred Units 77,009,722 1,251,913 171,273
● Voting by the Class 2 as a separate class 19,548,015 626,604 70,929
● Voting by the Class 3 as a separate class 47,702,166 551,345 100,344

3. Approval of changes to the Company’s Certificate of Designations of the Class 3 Units in order to effect a going private transaction by providing the Company the right to call the Class 3 Units of certain holders at a price of $3.67 per Unit, as further described in the Proxy Statement:

● Voting by all Units and Preferred Units 77,009,722 1,251,913 171,273
● Voting by the Class 3 as a separate class 47,702,166 551,345 100,344

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JCM Partners, LLC

November 20, 2007	By:	Gayle M. Ing

Name: Gayle M. Ing
Title: President and Chief Executive Officer